UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): November 1, 2013

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33522 (Commission File Number)	20-2110031 (I.R.S. Employer Identification No.)

Three Riverway, Suite 300 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 1, 2013, Synthesis Energy Systems, Inc. (the “Company”) entered into a management consulting agreement (the “Agreement”) with Market Development Consulting Group, Inc. d/b/a MDC Group (“MDC”). The Agreement has a term of three years, ending on November 1, 2016, but is terminable by either party on 30 days notice in connection with an annual review of the services provided by MDC under the Agreement.

Under terms of the Agreement, MDC will, among other things, (a) be responsible for the Company’s communications strategy to current and potential stockholders; (b) serve as advisor to Company management and primary point of contact for media and stockholder relations; (c) oversee the Company relationship with The NASDAQ Stock Market; and (d) provide management and guidance for Company market and investor awareness initiatives.

MDC receives a monthly fee of $25,000 plus expense reimbursement. MDC also received a warrant to acquire 750,000 shares of common stock upon signing and will receive additional warrants to acquire 1% of the then fully diluted common stock on each annual anniversary prior to termination of the Agreement. MDC is prohibited from exercising the initial warrant until the first anniversary of the date of the Agreement, other than in connection with a change of control of the Company. Subject to specified limitations in the Agreement, MDC also has certain piggyback registration rights with respect to the shares of common stock underlying the warrants.

The foregoing description is qualified in its entirety by reference to the full text of the Agreement and the warrant, which are filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 4.1, respectively.

Item 3.02 Unregistered Sale of Equity Securities.

The text set forth in Item 1.01 regarding the issuance of the warrant to MDC is incorporated into this section by reference.

Item 8.01 Other Events.

On November 4, 2013, the Company issued a press release announcing that the satisfaction of all conditions precedent to the effectiveness of its previously announced Cooperation Agreement with Xuecheng Energy relating its ZZ Joint Venture plant. A description of the Cooperation Agreement was included in the Company’s Current Report on Form 8-K filed on July 26, 2013. A copy of the Cooperation Agreement is incorporated by reference herein as Exhibit 10.3 and a copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits

*4.1 Warrant issued to Market Development Consulting Group, Inc. dated November 1, 2013.

*10.1 Management Consulting Agreement between the Company and Market Development Consulting Group, Inc. dated November 1, 2013.

10.2 Cooperation Agreement among SES (Zaozhuang) New Gas Co., Ltd., Shandong Weijiao Group Xuecheng Energy Co., Ltd. and Shandong Xuejiao Chemical Co., Ltd. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 26, 2013).

*99.1 Press Release dated November 4, 2013 relating to the ZZ Joint Venture Cooperation Agreement with Xuecheng Energy.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: November 5, 2013	/s/ Robert Rigdon
Robert Rigdon
President and Chief Executive Officer

Exhibit Index

*4.1 Warrant issued to Market Development Consulting Group, Inc. dated November 1, 2013.

*10.1 Management Consulting Agreement between the Company and Market Development Consulting Group, Inc. dated November 1, 2013.

10.2 Cooperation Agreement among SES (Zaozhuang) New Gas Co., Ltd., Shandong Weijiao Group Xuecheng Energy Co., Ltd. and Shandong Xuejiao Chemical Co., Ltd. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 26, 2013).

*99.1 Press Release dated November 4, 2013 relating to the ZZ Joint Venture Cooperation Agreement with Xuecheng Energy.

* Filed herewith.